EXHIBIT 99.1
------------


JONES LANG LASALLE

Real value in a changing world





                            INVESTOR PRESENTATION

                                February 2009






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JONES LANG LASALLE - PAGE - 2:



FORWARD LOOKING STATEMENTS

Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, divided payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosures about Market Risks", and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2007 and in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.




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JONES LANG LASALLE - PAGE - 3:



                                 OUR VISION

        ------------------------------------------------------------
             The chosen real estate expert and strategic adviser
           to the leading occupiers and investors around the world
        ------------------------------------------------------------


            -----------------------------------------------------
            MARKET ENVIRONMENT:
            -----------------------------------------------------

            .     Corporate Outsourcing trend continues

            . Real estate activity increasingly "local" given global uncertainty

            . Leasing Markets impacted by global recession and unemployment

            .     Capital Markets challenged by liquidity
                  constraints/valuations

            .     Real estate money managers under pressure

            -----------------------------------------------------



            -----------------------------------------------------
            JONES LANG LaSALLE ACTIONS:
            -----------------------------------------------------

            . Corporate Solutions teams winning new global mandates

            . Staubach acquisition bolsters local market presence

            . Capital Markets teams focused on corporates and value recovery

            .     LaSalle Investment Management:  flight to quality

            .     Aggressive cost actions across the firm

            -----------------------------------------------------



            [ graphics indicating ]


            Energy Star Award 2007        The Sunday Times
            Partner of the Year           100 Best Companies
                                          to Work For / 2007


            2008 Forbes                   Best Employers
            The Platinum List             in Asia 2007
                                          Hong Kong

            2008 World's Most             100 Best Corporate
            Ethical Companies             Citizens 2007
            www.ethisphere.com




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JONES LANG LASALLE - PAGE - 4:



                             DIVERSIFIED REVENUE

                      Total 2008 Revenue = $2.7 billion



[ Graphics indicating ]



      2008 REVENUE BY SERVICE LINE
      -------------------------------------

      Money Management                    13%

      Capital Markets                     11%

      Investor Services                   37%
            Agency Leasing                14%
            Property Management            9%
            Valuations & Consulting       14%

      Occupier Services                   39%
            Tenant Representation         13%
            Project and Development
              Services                    19%
            Facility Mgmt.                 7%



      REVENUE BY GEOGRAPHY
      --------------------
                                         2008(1)     2007
                                         -------    ------
      Americas                              35%        29%
      EMEA                                  32%        34%
      Asia Pacific                          20%        23%
      LaSalle Investment Mgmt.              13%        14%
                                           ----       ----
      Consolidated                         100%       100%



      REVENUE BY GEOGRAPHY INCL. LIM
      ------------------------------
                                         2008(1)     2007
                                         -------    ------
      Americas                              40%        34%
      EMEA                                  36%        40%
      Asia Pacific                          24%        26%
                                           ----       ----
      Consolidated                         100%       100%



  (1) Includes Staubach revenue commencing July 11, 2008






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JONES LANG LASALLE - PAGE - 5:

                         LOCAL AND REGIONAL SERVICES

              Occupier position strengthened in shifting market


      Rents falling
            Milan, Singapore, Washington DC

            Atlanta, Beijing, Boston, Chicago, Denver, Los Angeles, Madrid, New York, San Francisco, Sao Paulo

            Dublin, Moscow, Shanghai, Stockholm

            Brussels, Hong Kong, London, Sydney

            Detroit

            Mumbai, Philadelphia

            Tokyo

      Rents bottoming out
            Dallas

      Rental growth accelerating
            Mexico City, Seoul

      Rental growth slowing
            Amsterdam, Edinburgh, Frankfurt, Paris, Rome

            Berlin, Toronto


      Q2 2008
      -------
      Rents falling
            Beijing

            Brussels, London

            Detroit

      Rents bottoming out
            Philadelphia

      Rental growth accelerating
            Dallas

            Seoul

            Berlin, Mexico City

            San Francisco

      Rental growth slowing
            Edinburgh, Milan, New York

            Boston, Frankfurt, Los Angeles, Mumbai, Sao Paulo

            Amsterdam, Chicago, Singapore, Sydney, Toronto

            Atlanta, Moscow, Rome, Stockholm, Shanghai

            Paris, Tokyo
                                                            -------------
            Dublin, Hong Kong, Madrid, Washington DC        Asia-Pacific
                                                            EMEA
Source:  Jones Lang LaSalle; LaSalle Investment Management  Americas
         As of Q4 2008                                      -------------


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JONES LANG LASALLE - PAGE - 6:



             LEASING REVENUE GROWTH WITH INCREASED MARKET SHARE

                           FY 2008 Leasing Revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)



                                                                  2008
                                                                Increase
                                2006-07               2007-08  (Decrease)
                                Increase             Increase   in Local
               2006     2007   (Decrease)   2008    (Decrease)  Currency
              ------   ------  ---------- --------- ---------- ----------

Americas      $194.5   $229.3      18%    $348.3(1)     52%

EMEA          $162.8   $226.9      39%    $246.7         9%         8%

Asia Pacific  $ 87.3   $126.2      45%    $132.7         5%         6%

Consolidated  $444.6   $582.4      31%    $727.8(1)     25%        25%




(1) Includes Staubach








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JONES LANG LASALLE - PAGE - 7:



           STRATEGIC INVESTMENTS AND ACQUISITIONS EXPAND FOOTPRINT

              Strengthen Market Position and Diversify Globally



JONES LANG LaSALLE'S INVESTMENT AND ACQUISITION STRATEGY:
------------------------------------------------------------------------

New geographies          Strengthen presence      New service lines
provide immediate        and capture market       enhance product
scale                    share                    offerings

.. Dubai - RSP Group      . U.S. - THE STAUBACH    . RETAIL - KEMPER'S
.. Finland - new              COMPANY                  GROUP
   Helsinki office
.. Turkey - new           . India - Trammell       . PDS - KHK Group
   Istanbul office           Crow Meghraj
                                                  . Sustainability
                         . Netherlands -              Solutions -
                             Troostwijk               Upstream
                             Makelaars

                         . Australia -
                             NSC Corporate

------------------------------------------------------------------------


               -----------------------------------------------
                    COMPLETED 15 ACQUISITIONS DURING 2008
               -----------------------------------------------



              -------------------------------------------------
              NO SIGNIFICANT ACQUISITIONS CONTEMPLATED FOR 2009
              -------------------------------------------------






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JONES LANG LASALLE - PAGE - 8:



                      THE STAUBACH COMPANY INTEGRATION

             Premier US brand in Tenant Representation services



..     STAUBACH WAS A MARKET-LEADING REAL ESTATE ADVISORY FIRM WITH A
      PRESENCE IN OVER 20 U.S. MARKETS

      -     Established over 30 years ago by Roger Staubach


..     FULLY INTEGRATED INTO JLL WITH STAUBACH MANAGEMENT LEADING BROKERAGE
      GROUP

      -     2009 financial reporting to be combined performance


..     VARIABLE COMPENSATION USING COMMISSION MODEL

      -     JLL legacy brokers migrated to commission


..     DIVERSE CLIENT BASE

      -     Winning new business with stronger platform


..     MAJORITY OF REVENUE, C. 85%, FROM TENANT REPRESENTATION

      - Tenant Representation demonstrated resiliency in the last market downturn




             --------------------------------------------------
                            Tenant Representation
                              Service Offerings
             --------------------------------------------------
                  .     Strategic and advisory consulting

                  .     Transaction management

                  .     Lease and contract negotiation

                  .     Research

                  .     Lease administration

                  .     Portfolio strategy

                  .     Business and economic incentives
             --------------------------------------------------



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JONES LANG LASALLE - PAGE - 9:



                         GLOBAL CORPORATE SOLUTIONS

             A global leader in real estate outsourcing services



STRONG CONTRIBUTION TO GROWTH AND PROFITABILITY:

..     Ongoing success in securing new and existing corporate relationships

      -     43 new contractual relationships in 2008

      -     46 expanded relationships with existing clients


..     Leveraging the investment in our global platform

      - Sustain revenue growth through counter-cyclical, annuity business

      -     Leverage US-based outsourcing to drive global market share gain

      - Capitalize on our strong energy and sustainability service offerings


-------------------------------------------------------------------------

KEY WINS:


                         BP         P&G         Pfizer            lenovo
                        ----        ----        ------            ------

Transactions            (a)         (b)

Integrated Facilities
  Mgmt                  (b)         (a)           (a)               (b)

Project Management                  (a)                             (a)

Lease Administration                (a)

Strategic Consulting    (a)                       (b)


      (a)   = existing relationship

      (b)   = new/expanded relationship






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JONES LANG LASALLE - PAGE - 10:



                         P&G RELATIONSHIP CASE STUDY


..  Global client since 2003               P&G BENEFITS FROM OUR PARTNERSHIP
                                          IN SEVERAL WAYS:
..  150 million SF
                                          .  Significant savings to
..  Facility Management, Project              operating budget
   Management, Transaction
   Management, Lease Admin,                  . 5% energy reduction at
   Portfolio Planning                          18 largest sites

..  700 staff, 52 countries,                  . Cost reduction through soft
   one global CRM                              services bundling

                                             . Savings on Gillette
                                               portfolio assimilation

                                          .  Exceeded customer satisfaction
                                             targets--EVERY YEAR

                                          Procter & Gamble has honored
Jones Lang LaSalle throughout our partnership. Most recently with the Supplier of the Year award. We were one of six recipients from a field of 80,000 suppliers.


2008- . Awarded transaction management services for P&G's 150 million-sf global portfolio of owned and leased office, manufacturing, warehouse, tech space and other facilities

      . At P&G's first-ever global Supplier Summit, JLL one of only six companies among 80,000 P&G global suppliers to receive highest honors as "Supplier of the Year"

      . Received 2 prestigious environmental conservation awards from Hong Kong's Environmental Protection Department

2006- .  Awarded P&G's Majority Supplier of the Year (for diversity spend)

      . Worked with P&G on the acquisition and consolidation of the Gillette portfolio, producing 15% savings; transitioned the Wella portfolio

2005- .  Contract expanded to include transactions in Asia Pacific

      .  Awarded P&G's External Business Partner of the Year

2003- .  Original contract for global facilities and project management






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JONES LANG LASALLE - PAGE - 11:



            INTEGRATED SUSTAINABILITY SERVICES AND BEST PRACTICES

           Energy conservation and cost savings a growing priority


MAKING AN IMPACT IN 2008
------------------------

..     Over 330 LEED Accredited Professionals

..     Managed 73 LEED projects, totaling over 35 million square feet

..     Documented $95 million in energy savings for clients including:

      ------------------------------------------------------------
      Xerox                   Sun Microsystems        Coca-Cola
      Bank of America         Motorola
      ------------------------------------------------------------

..     Reduced 438,000 tons of greenhouse gas emissions
      - Equivalent to the emissions of nearly 50 million gallons of gasoline consumption

..     Saved 790 million kilowatt hours
      -     Typical U.S. household consumes 11,000 kilowatt hours/year

..     Provided 20,000 facilities with specialized energy services



JONES LANG LASALLE GLOBAL SUSTAINABILITY COMMITMENT:

..     Lead the transformation of the property industry by reducing the environmental impact of commercial real estate

..     Increase our investment in energy and sustainability expertise

..     Reduce our carbon footprint through our ACT:  A Cleaner Tomorrow initiative, which focuses on energy conservation, water conservation, emissions reduction, solid waste reduction, recycling and recycled materials use



      --------------------          --------------------
      Alliance to                   Sustainable
      Save Energy                   Cities Awards
      Creating an Energy-           Financial Times
      Efficient World               Urban Land Institute
      --------------------          --------------------






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JONES LANG LASALLE - PAGE - 12:



          LOWER CAPITAL MARKETS REVENUE REFLECTS CHALLENGING MARKET

                 FY 2008 Capital Markets and Hotels revenue


[ Graphics indicating ]

($ in millions; "LC" = Local Currency)


                                                                  2008
                                                                Increase
                                  2006-07             2007-08  (Decrease)
                                  Increase           Increase   in Local
                2006     2007    (Decrease)   2008  (Decrease)  Currency
               ------   ------   ----------  ------ ---------- ----------

Americas       $ 89.3   $105.2       18%     $ 47.6      (55%)

EMEA           $288.9   $347.3       20%     $195.8      (44%)      (43%)

Asia Pacific   $ 64.5   $105.4(1)    63%     $ 53.4      (49%)      (48%)

Consolidated   $442.7   $557.8(1)    26%     $296.8      (47%)      (46%)



(1) Excludes Asia Pacific Hotels advisory fee



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JONES LANG LASALLE - PAGE - 13:



                  CAPITAL MARKETS - VALUE RECOVERY SERVICES

          Advising clients navigating a difficult economic climate



                           VALUE RECOVERY SERVICES
                 ------------------------------------------

                  Financial Institution Occupancy Services
                  Financial Institution Investment Advisory
                  Distressed Property Receivership Services
                     Public Sector Financial Assistance
                       Distressed Property Strategies
                 ------------------------------------------


------------------------------            ------------------------------
Providing advice to a major               Successfully restructured
bank for an extensive                     large property investment
property portfolio in the U.K.            group in conjunction with a
and continental Europe                    major U.K. Bank
------------------------------            ------------------------------


------------------------------            ------------------------------
Assisting in property portfolio           Advising financial
acquisition due diligence for             institution on portfolio of
insurance firm in Asia                    property assets in Thailand
------------------------------            ------------------------------


------------------------------            ------------------------------
Selling or sold nearly                    Selling $250 million
$200 million of loans on                  portfolio of U.S. asset
behalf of various                         backed B notes for
financial institutions                    European financial institution
------------------------------            ------------------------------


------------------------------            ------------------------------
Providing receivership,                   Advising on strategy and
management and leasing                    subsequent disposition of
services for 14 assignments               $1.3 billion loan portfolio
across the U.S.                           in the U.S.
------------------------------            ------------------------------





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JONES LANG LASALLE - PAGE - 14:



                        LaSALLE INVESTMENT MANAGEMENT

                 Client-focused in a challenging environment



[ Graphics indicating ]

($ Millions)


                                         Advisory
                                           and
                  Incentive   Equity    Transaction  Operating
          AUM =      Fees    Earnings      Fees        Income    Total
         -------  ---------  --------  ------------  ---------   ------

2005     $29.8 B     $ 43.4      11.8        $147.5     $ 50.2   $202.7

2006     $40.6 B     $170.5       7.1        $206.7     $124.4   $384.3*
                                       (40% growth)

2007     $49.7 B     $ 88.2       9.7        $272.9     $112.0   $370.8
                                       (32% growth)

2008     $46.2 B     $ 59.0                  $297.0     $ 81.9   $351.8
                                        (9% growth)



  *  Includes $112.5m incentive fee from a single client.



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JONES LANG LASALLE - PAGE - 15:


                        LaSALLE INVESTMENT MANAGEMENT
              A global business and differentiator for our firm


                                                           ASSETS
                  2008          TYPICAL FEE                UNDER
DESCRIPTION    STATISTICS*      STRUCTURE      PRODUCT    MANAGEMENT    %
--------------------------------------------   ----------------------------
SEPARATE     . $23.3 billion    . Advisory     European    $16.5      35.7%
ACCOUNT        of assets under     fees         Private
MANAGEMENT     management as    . Transaction   Equity
(Firm's co-    of Q3               fees        North       $16.3      35.3%
investment=    (11% decline     . Incentive    American
$34.6MM)       over 2007)          fees        Private
                                . Equity       Equity
                                   earnings    Asia        $ 8.7      18.8%
---------------------------------------------   Pacific
FUNDS        . $18.2 billion    . Advisory      Private
MANAGEMENT     of assets under     fees         Equity
(Firm's co-    management as    . Incentive    ----------------------------
investment-    of Q3               fees        Total
$143.0MM)      (42% growth      . Equity       Private
               over 2007)          earnings    Equity      $41.5      89.8%
---------------------------------------------  ----------------------------
PUBLIC       . $4.7 billion     . Advisory     Total
SECURITIES     of assets under     fees        Public
(Firm's co-    management as                   Securities  $ 4.7      10.2%
investment=    of Q4
$0.1MM)        (50% decline                    ----------------------------
               over 2007)                      Total       $46.2       100%
---------------------------------------------  ----------------------------


                   ---------------------------------------
                   ASSETS UNDER MANAGEMENT = $46.2 billion
                   ---------------------------------------



 * AUM data for Separate Account and Fund Management reported on one quarter lag; Public Securities and JLL co-investment available for most recent quarter





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JONES LANG LASALLE - PAGE - 16:



                        LaSALLE INVESTMENT MANAGEMENT

                       Responding to market challenges



      . Stay close to our clients -- constant communication and no surprises


      . Reinforce asset management teams -- bolstering performance is job #1

            .     Redeploy qualified personnel


      .     Execute targeted fund raising programs

            .     Increase senior level involvement


      .     Respond aggressively to weakness in competitor performance


      .     Buying power available when market stabilizes




             --------------------------------------------------
                 Available Buying Power of $11 - $13 Billion
             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 17:



                      2008 COST ACTIONS ACROSS THE FIRM

         Managing expenses while maintaining client service delivery


      . Aggressive action on cost reductions for discretionary spend control


      .     Compensation actions

            -     Americas leasing business to commission-based model

            -     Salary reductions in selected Asian countries

            -     Unpaid leaves in Hotels

            - Salary freezes or minimal merit increases in all businesses


      . 2008 severance charges of $23 million with payback of six to nine months



-------------------------------------------------------------------------
STAFFING ACTIONS THROUGHOUT THE YEAR


  --------------------      --------------------  --------------------
        AMERICAS                    EMEA              ASIA PACIFIC
  --------------------      --------------------  --------------------
    Capital Markets -           10% reduction         7% reduction
      20% reduction             across region         across region

    60 professionals          Capital Markets -     Capital Markets -
       redeployed               16% reduction         8% reduction

                                  Leasing -
                                12% reduction
  --------------------      --------------------  --------------------



  --------------------      --------------------  --------------------
         HOTELS                      LIM              CONSOLIDATED
  --------------------      --------------------  --------------------
      12% reduction             7% reduction        Staff reductions
        worldwide            (actioned in 2009)          of over
                                                      800 globally
     Mature Markets
      (US/UK/Aus) -                                Further reductions
      30% reduction                                 will depend upon
                                                  economic environment
  --------------------      --------------------  --------------------


-------------------------------------------------------------------------


Note: percentages are based upon the population of non-reimbursed employees






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JONES LANG LASALLE - PAGE - 18:



                               DEBT COVENANTS

                   Credit agreements amended December 2008
                 to provide additional business flexibility


                                            December 31,   September 30,
                                               2008            2008
                                            ------------   -------------
LEVERAGE RATIO CALCULATION:
  Credit Facilities                              $  484          $  543
  Deferred Business Acquisition
    Obligations                                     385             414
  Other - Letters of Credit, etc.                    30              40
                                                 ------          ------
          Total                                  $  899          $  997
                                                 ======          ======

  Reported EBITDA*
    (trailing twelve months)                     $  233          $  296
  Bank Covenant Add-backs:
    Pre-December 2008 Amendment                     128             148
    Post-December 2008 Amendment                     39             --
                                                 ------          ------
               ADJUSTED EBITDA                   $  400          $  444
                                                 ======          ======

          LEVERAGE RATIO                           2.24x           2.25x
          Maximum                                  3.50x           3.25x

CASH INTEREST COVERAGE RATIO (1):

          CALCULATED                               3.69x           4.14x
          Minimum                                  2.00x           2.00x


AMENDMENT HIGHLIGHTS:

- Total borrowing capacity under the agreements is $870 million and maturity on both agreements remains June 2012

- Increased maximum allowable Leverage Ratio from 3.25X to 3.50X through September 2009

- Provided additions to Adjusted EBITDA for certain non-recurring charges related primarily to expense-management actions and adjusted certain other definitions in the agreements

- Limits on certain spending such as acquisitions, capex, and dividend increases through September 2009.


(1) Cash interest coverage includes rent expense, as defined in the credit agreements.

----------------------------------------
Our December 19, 2008, Form 8-K filing
provides additional information
about the terms of the amendments.
----------------------------------------






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JONES LANG LASALLE - PAGE - 19:



                   THE LEADING REAL ESTATE SERVICES BRAND



..     DOMINANT GLOBAL PLATFORM

      -     Approximately 180 offices in over 60 countries worldwide

      -     Research-driven global money management business

      -     Client demands for global expertise satisfied by few providers


..     SOLID FINANCIAL PERFORMANCE & POSITION

      -     Diversified revenues by region and by service line

      -     Strong cash flow generator with investment-grade ratings

      - Strong global market positions benefiting from strategic investments and acquisitions


..     PERFORM FOR SHORT AND LONG TERM HORIZON

      - Premier and expanding position in the corporate outsourcing space

      -     Expand share in local markets

      -     Leading global investment management business






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JONES LANG LASALLE - PAGE - 20:




                                  APPENDIX


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JONES LANG LASALLE - PAGE - 21:



                 STAUBACH ACQUISITION - TRANSACTION OVERVIEW



..     JONES LANG LaSALLE AND THE STAUBACH COMPANY CLOSED THE TRANSACTION
      TO MERGE OPERATIONS ON JULY 11, 2008

      - Staubach to receive guaranteed payments of $613 million (1), plus additional earn out opportunities of up to $114 million based on performance milestones

            -     $223 million consideration at close

                  - $123 million paid in cash (2), $100 million paid in Jones Lang LaSalle stock

            - $390 million of deferred payments (present value $317 million)

                  - 1st payment = $78m, 2nd payment = $156m, 3rd payment = $156m; payments to be made 25, 37 and 61 months following the transaction close (3)


      - Approximately $20 million of intangible assets remaining; $11 million anticipated in 2009


      - Less than $5 million of remaining P&L integration expense expected in 2009




  (1) Total Guaranteed Purchase Price is $624 million before the deduction of net closing date liabilities and $11 million to fund transaction costs

  (2) Cash payment at close reduced by the net closing date liabilities

  (3) 1st and 2nd payments can be deferred an adidtional 12 months each based on performance